UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_____________________________________________________________________

Date of Report (Date of earliest event reported): October 27, 2021

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
    300 Boston Scientific Way, Marlborough, Massachusetts                 01752-1234
    (Address of Principal Executive Offices)                           (Zip Code)

508 683-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange
0.625% Senior Notes due 2027	BSX27	New York Stock Exchange
5.50% Mandatory Convertible Preferred Stock, Series A, par value $0.01 per share	BSX PR A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 27, 2021, Boston Scientific Corporation (the "Company") issued a press release announcing financial results for the third quarter ended September 30, 2021. A copy of the release is furnished with this report as Exhibit 99.1.

The information contained in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 3.03.     MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On October 27, 2021, the Company announced that it will decrease by 0.25% the interest rate payable on its $350 million 7.00% Senior Notes due 2035 (the “2035 Notes”) pursuant to the Second Supplemental Indenture, dated as of April 21, 2006, to the Indenture dated as of November 18, 2004 between the Company and The Bank of New York Mellon Trust Company, N.A., as successor to J.P. Morgan Trust Company, National Association, as Trustee. Due to an upgrade in the Company's credit rating for its senior unsecured debt by Standard & Poor's on May 27, 2021, the prior upgrades of the credit rating for the Company's senior unsecured debt by Moody's on December 7, 2016, and by Fitch Ratings on June 16, 2017 the interest rate will decrease from 7.00% to 6.75% and will take effect beginning on November 15, 2021, accruing at the lower rate prospectively from that date.

Subsequent upgrades to the Company’s long-term senior, unsecured debt credit ratings may result in a further decrease in the interest rate on the 2035 Notes, but in no event will the interest rate payable on the 2035 Notes be adjusted below 6.25%.

A copy of the Second Supplemental Indenture and the related notice to holders of the 2035 Notes are attached hereto as Exhibit 4.1 and Exhibit 99.2, respectively, and are incorporated herein by reference. The foregoing description of the Second Supplemental Indenture is qualified in its entirety by reference to the full text of the Second Supplemental Indenture.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.        Description

4.1            Second Supplemental Indenture dated as of April 21, 2006 between Boston Scientific Corporation and The Bank of New York Mellon Trust Company, N.A., as successor to J.P. Morgan Trust
Company, National Association, as Trustee (incorporated herein by reference to Exhibit 99.6, Current Report on Form 8-K dated April 21, 2006, File No. 1-11083)

99.1            Press Release issued by Boston Scientific Corporation dated October 27, 2021

99.2            Notice to Holders of Boston Scientific Corporation's 7.00% Senior Notes due 2035

104            Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 27, 2021	BOSTON SCIENTIFIC CORPORATION

		By:	/s/ Vance R. Brown
Vance R. Brown
Senior Vice President, General Counsel and Corporate Secretary